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                                                                    Exhibit 99.1

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the annual report on Form 10-K of Applix, Inc. (the "Company") for the period ended December 31, 2001 as originally filed with the Securities and Exchange Commission on April 1, 2002 and as amended on the date hereof (the "Report"), the undersigned, David Mahoney, Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                              /s/ David Mahoney
                              --------------------------
Dated: March 31, 2003         David Mahoney
                              Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Applix, Inc. and will be retained by Applix, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.